Exhibit 99.1

Comfort Systems USA Quality People. Building Solutions. February 23, 2018

Safe Harbor Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. All comments concerning the Company’s expectations for future revenue and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company’s percentage-of-completion method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for HVAC systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; a cyber security breach; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

Comfort Systems USA 2 Leading mid-market HVAC and mechanical systems installation and service provider $1.8B yearly revenue 8,700+ employees 36 operating companies Balanced construction & service portfolio

National Footprint 3 36 companies 117 locations in 104 cities 8,700+ employees

Targeted Portfolio Strategy 4 2016 2017 New Construction Existing Building Construction Service Projects Service & Maintenance Revenue = $1,787.9M Revenue = $1,634.3M 11% 18% 40% 31% 11% 19% 38% 32%

Market Sectors 5 2017 Revenue Institutional Industrial Revenue = $1,787.9M

Diverse Project Mix 6 Average Project Size: $0.5M Average Project Length: 6–9 months (Information as of December 31, 2017) Aggregate Contract Value Jobs <$1M (Value: $529.8M) Jobs $1M–$5M (Value: $828.6M) Jobs >$5M (Value: $1,005.6M) 4,221 368 101 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 <$1M $1 – $5M >$5M Number of Projects 35% 43% 22%

Book of Business 7 ($ in millions) $76 $75 $83 $89 $104 $111 $116 $0 $100 $200 $300 $400 $500 2011 2012 2013 2014 2015 2016 2017 Service Maintenance Base $630 $618 $604 $758 $712 $763 $948 $0 $200 $400 $600 $800 $1,000 2011 2012 2013 2014 2015 2016 2017 Construction Backlog

Recent Financial Performance 8 Three Months Ended Twelve Months Ended ($ in millions, except per share information) 12/31/17 12/31/16 12/31/17 12/31/16 Revenue $461.1 $392.1 $1,787.9 $1,634.3 Net Income $7.5 $16.9 $55.3 $64.9 Diluted EPS $0.20 $0.45 $1.47 $1.72 Adjusted EPS (1) $0.45 $0.45 $1.74 $1.72 Adjusted EBITDA (2) $33.8 $31.8 $137.2 $127.0 Operating Cash Flow $48.4 $41.4 $114.1 $91.2 (1) Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense related to remeasurement of net deferred tax assets. See Appendix III for a GAAP reconciliation to Adjusted EPS. (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix I for a GAAP reconciliation to Adjusted EBITDA.

Adjusted EPS/Stock Price History 9 Adjusted EPS at 12/31* Stock Price at 12/31 *Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense related to remeasurement of net deferred tax assets. See Appendix IV for a GAAP reconciliation to Adjusted EPS. $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2012 2013 2014 2015 2016 2017 Adjusted EPS at 12/31* Stock Price at 12/31 `

Historical Financial Summary ($ in millions, except per share information) 10 (1) Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense related to remeasurement of net deferred tax assets. See Appendix IV for a GAAP reconciliation to Adjusted EPS. (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix II for a GAAP reconciliation to Adjusted EBITDA. CAGR = 6.08% CAGR = 37.81% CAGR = 26.48% CAGR = 30.19% $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 2012 2013 2014 2015 2016 2017 Revenue $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016 2017 Operating Cash Flow $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2012 2013 2014 2015 2016 2017 Adjusted EPS (1) $0 $20 $40 $60 $80 $100 $120 $140 $160 2012 2013 2014 2015 2016 2017 Adjusted EBITDA (2)

Balance Sheet Strength $36.5M cash at December 31, 2017 Positive free cash flow for 19 consecutive years Debt capacity $60.5M debt at 12/31/17 $325M revolving credit facility 2021 maturity Debt/TTM EBITDA = 0.4 $24.0M net debt at December 31, 2017 11

Profile for Growth 12 Time Earnings Grow Service Innovate Acquire Service Commercial HVAC Grow Construction

13 Average Discretionary Spending ($ in thousands) $30,322 64% $8,717 19% $7,973 17% Average 2006 - 2017 Acquisitions Share Repurchases Dividends $47,012 $46,147 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Free Cash Flow Disc Spending

Our Strengths 14 Industry leading skilled labor Ability to share knowledge Diverse portfolio Strong balance sheet Acquisition record Positioned for growth

Appendix 15

Appendix I – GAAP Reconciliation to Adjusted EBITDA 16 Three Months Ended December 31, Twelve Months Ended December 31, ($ in thousands) 2017 2016 2017 2016 Net Income $7,539 $16,867 $55,272 $64,896 Provision for Income Taxes 18,478 9,113 45,666 36,165 Other (Income) Expense, net (992) (642) (1,049) (1,097) Changes in the Fair Value of Contingent Earn-out Obligations (1,870) (263) (3,715) (731) Interest (Income) Expense, net 749 472 3,086 2,336 Loss (Gain) on Sale of Assets (206) (238) (670) (761) Goodwill Impairment - - 1,105 - Depreciation and Amortization 10,120 6,495 37,456 26,166 Adjusted EBITDA $33,818 $31,804 $137,151 $126,974 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income, provision for income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest (income) expense, net, (loss) gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Appendix II – GAAP Reconciliation to Adjusted EBITDA (Historical) 17 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income (loss) including non-controlling interests, excluding discontinued operations, provision for income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest (income) expense, net, loss (gain) on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company. Year Ended December 31, ($ in thousands) 2012 2013 2014 2015 2016 2017 Net Income (Loss) Including Non-controlling Interests $11,849 $28,556 $28,599 $57,440 $64,896 55,272 Discontinued Operations (355) 76 15 - - - Provision for Income Taxes 10,045 18,148 11,614 31,224 36,165 45,666 Other (Income) Expense, net (145) (204) (91) (76) (1,097) (1,049) Changes in the Fair Value of Contingent Earn-out Obligations (662) (1,646) 245 (225) (731) (3,715) Interest (Income) Expense, net 1,571 1,328 1,840 1,681 2,336 3,086 Loss (Gain) on Sale of Assets (491) (589) (830) (880) (761) (670) Goodwill Impairment - - 727 - - 1,105 Depreciation and Amortization 20,569 18,554 21,336 23,416 26,166 37,456 Adjusted EBITDA $42,381 $64,223 $63,455 $112,580 $126,974 $137,151

Appendix III – Supplemental Non-GAAP Information 18 Note 1: Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill impairment, tax valuation allowances, tax expense related to remeasurement of net deferred tax assets and out of period adjustments are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continuing operations less net income attributable to non-controlling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges. Three months ended December 31, Twelve months ended December 31, 2017 2016 2017 2016 Diluted income (loss) per share from continuing operations attributable to Comfort Systems USA, Inc. $0.20 $0.45 $1.47 $1.72 Goodwill impairment - - 0.02 - Tax valuation allowances and tax expense related to remeasurement of net DTAs for corporate tax rate reduction 0.25 - 0.25 - Net income from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill impairment, tax valuation allowances and tax expense relate to remeasurement of net DTAs for corporate tax rate reduction and out of period adjustment $0.45 $0.45 $1.74 $1.72

Appendix IV – Supplemental Non-GAAP Information (Historical) 19 Note 1: Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill impairment, tax valuation allowances, tax expense related to remeasurement of net deferred tax assets and out of period adjustments are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continuing operations less net income attributable to non-controlling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges. Note 4: Correction of prior period accounting errors in 2013 resulted in net after-tax income of approximately $1.3 million, or $0.03 per diluted share. Year Ended December 31, 2012 2013 2014 2015 2016 2017 Diluted income (loss) per share from continuing operations attributable to Comfort Systems USA, Inc. $0.35 $0.73 $0.61 $1.30 $1.72 $1.47 Goodwill impairment - - 0.01 - - 0.02 Tax valuation allowances and tax expense related to remeasurement of net DTAs for corporate tax rate reduction - - (0.08) - - 0.25 Out of period adjustment - (0.03) - - - - Net income from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill impairment, tax valuation allowances and tax expense relate to remeasurement of net DTAs for corporate tax rate reduction and out of period adjustment $0.35 $0.70 $0.54 $1.30 $1.72 $1.74

Thank You 20 $1.8 Billion $1.8 billion in yearly revenue 117 Locations Operating 36 companies across America at 117 locations in 104 cities 8,700+ of the most qualified HVAC and Mechanical systems personnel in the USA 8,700+ Employees Contact: Bill George Executive Vice President & CFO 1-800-723-8431 Bill.George@comfortsystemsusa.com www.comfortsystemsusa.com